Exhibit 99.3

CAREY WATERMARK INVESTORS 2 INCORPORATED

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

Our pro forma condensed consolidated balance sheet as of March 31, 2016 has been prepared as if the significant transactions during the second and third quarters of 2016 (noted herein) had occurred as of March 31, 2016. Our pro forma condensed consolidated statements of operations for the three months ended March 31, 2016 and the year ended December 31, 2015 have been prepared based on our historical financial statements as if the significant transaction and related financing during the first quarter of 2016 had occurred on July 14, 2015, the opening date of that hotel and as if the significant transactions and related financings during the year ended December 31, 2015 and the second and third quarters of 2016 had occurred on January 1, 2015. Pro forma adjustments are intended to reflect what the effect would have been on amounts that have been recorded in our historical consolidated statement of operations had we held our ownership interest as of July 14, 2015 for the significant transaction during the first quarter of 2016 and as of January 1, 2015 for the significant transactions during the year ended December 31, 2015 and the second and third quarters of 2016. In our opinion, all adjustments necessary to reflect the effects of these investments have been made.

The pro forma condensed consolidated financial information for the three months ended March 31, 2016 should be read in conjunction with our historical consolidated financial statements and notes thereto in our Quarterly Report on Form 10-Q as of and for the three months ended March 31, 2016. The pro forma condensed consolidated financial information for the year ended December 31, 2015 should be read in conjunction with our historical consolidated financial statements and notes thereto in our Annual Report on Form 10-K for the year ended December 31, 2015. The pro forma information is not necessarily indicative of our financial condition had the significant transactions during the second and third quarter of 2016 occurred on March 31, 2016, or results of operations had the significant transaction during the first quarter of 2016 occurred on July 14, 2015 and the significant transactions during the year ended December 31, 2015 and the second and third quarters of 2016 occurred on January 1, 2015, nor are they necessarily indicative of our financial position, cash flows or results of operations of future periods. In addition, the provisional accounting is preliminary and therefore subject to change. Any such changes could have a material effect on the pro forma condensed consolidated financial information.

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CAREY WATERMARK INVESTORS 2 INCORPORATED

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)
March 31, 2016
(in thousands)

	CWI 2 Historical	Le Méridien Arlington		San Jose Marriott		Pro Forma
Assets
Investments in real estate:
Hotels, at cost	$550,533	$56,525	A	$153,837	A	$760,895
Accumulated depreciation	(9,174)	—		—		(9,174)
Net investments in hotels	541,359	56,525		153,837		751,721
Equity investments in real estate	38,000	—		—		38,000
Cash	119,615	(54,891)	A	(153,814)	A	25,664
		35,000	A	88,000	A
		(2,043)	A	(4,831)	A
		(570)	A	(676)	A
		—		(126)	A
Restricted cash	25,023	—		126	A	25,149
Accounts receivable	8,029	41	A	2,286	A	10,356
Other assets	7,991	290	A	423	A	8,704
Total assets	$740,017	$34,352		$85,225		$859,594

Liabilities and Equity
Liabilities:
Non-recourse and limited-recourse debt	$318,224	$35,000	A	$88,000	A	$439,978
		(570)	A	(676)	A
Due to related parties and affiliates	8,508	—		—		8,508
Accounts payable, accrued expenses and other liabilities	24,391	1,965	A	2,732	A	29,088
Distributions payable	3,908	—		—		3,908
Total liabilities	355,031	36,395		90,056		481,482
Commitments and contingencies

Equity:
CWI 2 stockholders’ equity:
Preferred stock	—	—		—		—
Class A common stock	17	—		—		17
Class T common stock	25	—		—		25
Additional paid-in capital	370,851	—		—		370,851
Distributions and accumulated losses	(22,718)	(2,043)	A	(4,831)	A	(29,592)
Accumulated other comprehensive loss	(1,281)	—		—		(1,281)
Total CWI 2 stockholders’ equity	346,894	(2,043)		(4,831)		340,020
Noncontrolling interests	38,092	—		—		38,092
Total equity	384,986	(2,043)		(4,831)		378,112
Total liabilities and equity	$740,017	$34,352		$85,225		$859,594

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

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CAREY WATERMARK INVESTORS 2 INCORPORATED

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
For the Three Months Ended March 31, 2016
(in thousands, except share and per share amounts)

		Pro Forma Adjustments (Including Pre-Acquisition Historical Amounts)
	CWI 2 Historical	Other 2016 Acquisitions		San Jose Marriott		Weighted Average Shares		Pro Forma
Hotel Revenues
Rooms	$18,141	$2,736	B	$9,666	B			$30,543
Food and beverage	9,960	815	B	3,202	B			13,977
Other operating revenue	2,751	49	B	417	B			3,217
Total Revenues	30,852	3,600		13,285				47,737
Operating Expenses
Hotel Expenses
Rooms	3,431	528	C	2,132	C			6,091
Food and beverage	5,833	546	C	2,627	C			9,006
Other hotel operating expenses	1,247	47	C	345	C			1,639
Sales and marketing	2,700	339	C	948	C			3,987
General and administrative	2,462	331	C	849	C			3,642
Property taxes, insurance, rent and other	1,521	265	C	583	C			2,369
Repairs and maintenance	951	100	C	476	C			1,527
Utilities	910	133	C	222	C			1,265
Management fees	1,092	104	C	399	C			1,595
Depreciation and amortization	3,815	776	C	1,118	C			5,709
Total Hotel Expenses	23,962	3,169		9,699				36,830
Other Operating Expenses
Acquisition-related expenses	4,866	(4,820)	D	—				46
Corporate general and administrative expenses	1,014	—		—				1,014
Asset management fees to affiliate and other expenses	917	138	E	221	E			1,276
Total Other Operating Expenses (Income)	6,797	(4,682)		221				2,336
Operating Income	93	5,113		3,365				8,571
Other Income and (Expenses)
Interest expense	(2,916)	(554)	F	(766)	F			(4,236)
Equity in earnings of equity method investment in real estate	798	—		—				798
Other income and (expenses)	9	—		—				9
	(2,109)	(554)		(766)				(3,429)
(Loss) Income from Operations Before Income Taxes	(2,016)	4,559		2,599				5,142
Provision for income taxes	(30)	(47)	H	(189)	H			(266)
Net (Loss) Income	(2,046)	4,512		2,410				4,876
Income attributable to noncontrolling interest	(1,655)	—		—				(1,655)
Net (Loss) Income Attributable to CWI 2 Stockholders	$(3,701)	$4,512		$2,410				$3,221

Class A Common Stock
Net (loss) income attributable to CWI 2 Stockholders	$(1,497)							$1,795
Basic and diluted weighted-average shares outstanding	14,398,254					11,865,921	J	26,264,175
Basic and Diluted Net (Loss) Income Per Share	$(0.10)							$0.07

Class T Common Stock
Net (loss) income attributable to CWI 2 Stockholders	$(2,204)							$1,426
Basic and diluted weighted-average shares outstanding	21,063,401					—		21,063,401
Basic and Diluted Net (Loss) Income Per Share	$(0.10)							$0.07

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The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

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CAREY WATERMARK INVESTORS 2 INCORPORATED

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
For the Year Ended December 31, 2015
(in thousands, except share and per share amounts)

		Pro Forma Adjustments (Including Pre-Acquisition Historical Amounts)
	CWI 2 Historical	2015 Acquisitions		Other 2016 Acquisitions		San Jose Marriott		Weighted Average Shares		Pro Forma
Hotel Revenues
Rooms	$27,524	$28,052	B	$18,338	B	$30,291	B			$104,205
Food and beverage	15,321	11,452	B	5,900	B	11,130	B			43,803
Other operating revenue	6,240	3,506	B	658	B	1,334	B			11,738
Total Revenues	49,085	43,010		24,896		42,755				159,746
Operating Expenses
Hotel Expenses
Rooms	5,812	5,243	C	3,714	C	8,768	C			23,537
Food and beverage	10,220	6,256	C	3,929	C	9,344	C			29,749
Other hotel operating expenses	3,044	1,445	C	422	C	684	C			5,595
Sales and marketing	4,423	4,589	C	2,366	C	3,650	C			15,028
General and administrative	3,817	2,937	C	2,333	C	3,751	C			12,838
Property taxes, insurance, rent and other	2,495	2,009	C	1,596	C	2,330	C			8,430
Repairs and maintenance	2,144	1,263	C	711	C	1,705	C			5,823
Utilities	2,145	1,345	C	762	C	984	C			5,236
Management fees	1,975	1,214	C	687	C	1,283	C			5,159
Depreciation and amortization	5,975	5,462	C	4,451	C	4,471	C			20,359
Total Hotel Expenses	42,050	31,763		20,971		36,970				131,754
Other Operating Expenses
Acquisition-related expenses	13,133	(12,709)	D	(404)	D	—				20
Corporate general and administrative expenses	2,302	—		—		—				2,302
Asset management fees to affiliate and other expenses	1,152	1,199	E	789	E	886	E			4,026
Total Other Operating Expenses	16,587	(11,510)		385		886				6,348
Operating (Loss) Income	(9,552)	22,757		3,540		4,899				21,644
Other Income and (Expenses)
Interest expense	(4,368)	(4,533)	F	(3,264)	F	(3,105)	F			(15,270)
Equity in earnings of equity method investment in real estate	1,846	926	G	—		—				2,772
Other income and (expenses)	83	—		—		—				83
	(2,439)	(3,607)		(3,264)		(3,105)				(12,415)
(Loss) Income from Operations Before Income Taxes	(11,991)	19,150		276		1,794				9,229
Provision for income taxes	(72)	(566)	H	(314)	H	(610)	H			(1,562)
Net (Loss) Income	(12,063)	18,584		(38)		1,184				7,667
Income attributable to noncontrolling interest	(471)	(703)	I	—		—				(1,174)
Net (Loss) Income Attributable to CWI 2 Stockholders	$(12,534)	$17,881		$(38)		$1,184				$6,493

Class A Common Stock
Net (loss) income attributable to CWI 2 Stockholders	$(5,328)									$5,683
Basic and diluted weighted-average shares outstanding	2,447,082							20,769,976	J	23,217,058
Basic and Diluted Net (Loss) Income Per Share	$(2.18)									$0.24

Class T Common Stock
Net (loss) income attributable to CWI 2 Stockholders	$(7,206)									$810
Basic and diluted weighted-average shares outstanding	3,309,508							—		3,309,508
Basic and Diluted Net (Loss) Income Per Share	$(2.18)									$0.24

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

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CAREY WATERMARK INVESTORS 2 INCORPORATED

NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

Note 1. Basis of Presentation

The pro forma condensed consolidated balance sheet as of March 31, 2016 and the pro forma condensed consolidated statement of operations for the three months ended March 31, 2016 were derived from our historical consolidated financial statements included in our Quarterly Report on Form 10-Q as of and for the three months ended March 31, 2016. The pro forma condensed consolidated statement of operations for the year ended December 31, 2015 was derived from our historical consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2015.

Note 2. Historical Acquisitions

2015 Acquisitions

On April 1, 2015, May 1, 2015 and November 4, 2015, we acquired controlling interests in three hotels: Marriott Sawgrass Golf Resort & Spa, Courtyard Nashville Downtown and Embassy Suites by Hilton Denver-Downtown/Convention Center, respectively. Additionally, on May 29, 2015, we acquired a noncontrolling interest in a joint venture that owns the Ritz-Carlton Key Biscayne hotel, which we account for under the equity method of accounting (collectively, our "2015 Acquisitions").

All of the transactions noted above are reflected in our historical consolidated statement of operations for the year ended December 31, 2015 from their respective dates of acquisition through December 31, 2015 and fully reflected in our historical consolidated statement of operations for the three months ended March 31, 2016. We made pro forma adjustments (Note 3, adjustments B through J) to reflect the impact on our results of operations had all of these acquisitions been made on January 1, 2015.

Other 2016 Acquisitions

On January 22, 2016 and June 28, 2016 we acquired controlling interests in Seattle Marriott Bellevue and Le Méridien Arlington, respectively (collectively, our "Other 2016 Acquisitions").

The acquisition of Seattle Marriott Bellevue is reflected in our historical consolidated balance sheet at March 31, 2016 and, therefore, no pro forma adjustments to our historical consolidated balance sheet as of March 31, 2016 were required. In addition, the acquisition of Seattle Marriott Bellevue is reflected in our historical consolidated statement of operations for the three months ended March 31, 2016 from its respective date of acquisition through March 31, 2016. We made pro forma adjustments (Note 3, adjustments B through J) to reflect the impact on our results of operations had the acquisitions of Le Méridien Arlington and Seattle Marriott Bellevue been made on January 1, 2015 and July 14, 2015, the opening date of the hotel, respectively.

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Notes to Pro Forma Condensed Consolidated Financial Statements

Note 3. Pro Forma Adjustments

A. Investment

Le Méridien Arlington

On June 28, 2016, we acquired a 100% interest in the Le Méridien Arlington from HEI Hotels & Resorts, an unaffiliated third party, and acquired real estate and other hotel assets, net of assumed liabilities totaling $54.9 million, as detailed in the table that follows. The 154-room, full-service hotel is located in Rosslyn, Virginia. The hotel continues to be managed by HEI Hotels & Resorts.

We acquired the Le Méridien Arlington through a wholly-owned subsidiary and obtained a non-recourse mortgage loan of $35.0 million, with a floating annual interest rate of London Interbank Offered rate, or LIBOR, plus 2.8%, which is subject to an interest rate cap. The loan is interest-only for 36 months and has a maturity date of June 28, 2020. We recognized $0.6 million of deferred financing costs related to this loan.

The effect of an increase or decrease in interest rates of 1/8% on pro forma interest expense is $0.1 million for both the three months ended March 31, 2016 and the year ended December 31, 2015.

In connection with this acquisition, we expensed acquisition costs of $2.0 million, including acquisition fees of $1.5 million paid to our advisor, which are reflected as a charge to Distributions and accumulated losses in the pro forma condensed consolidated balance sheet as of March 31, 2016.

San Jose Marriott

On July 13, 2016, we acquired a 100% interest in the San Jose Marriott from SP6 San Jose Hotel Lessee, LLC and SP6 San Jose Hotel Owner, LLC, unaffiliated third parties, and, collectively, the Seller, an unaffiliated third party, and acquired real estate and other hotel assets, net of assumed liabilities totaling $153.8 million, as detailed in the table that follows. The 510-room, full-service hotel is located in San Jose, California. The hotel continues to be managed by Marriott International, Inc.

We acquired the San Jose Marriott through a wholly-owned subsidiary and obtained a non-recourse mortgage loan of $88.0 million, with a floating annual interest rate of LIBOR plus 2.8%, which is subject to an interest rate cap. The loan is interest-only for 36 months and has a maturity date of July 12, 2019. We recognized $0.7 million of deferred financing costs related to this loan.

The effect of an increase or decrease in interest rates of 1/8% on pro forma interest expense is $0.1 million for both the three months ended March 31, 2016 and the year ended December 31, 2015.

In connection with this acquisition, we expensed acquisition costs of $4.8 million, including acquisition fees of $4.1 million paid to our advisor, which are reflected as a charge to Distributions and accumulated losses in the pro forma condensed consolidated balance sheet as of March 31, 2016. We placed $0.1 million into lender-held escrow accounts in connection with general repair and maintenance of the hotel.

The following table presents a preliminary summary of assets acquired and liabilities assumed in these business combinations, at the dates of acquisition (in thousands):

	Le Méridien Arlington	San Jose Marriott
Acquisition consideration
Cash consideration	$54,891	$153,814
Assets acquired at fair value:
Building	$42,791	$138,027
Land	9,167	7,650
Furniture, fixtures and equipment	4,567	8,160
Accounts receivable	41	2,286
Other assets	290	423
Liabilities assumed at fair value:
Accounts payable, accrued expenses and other	(1,965)	(2,732)
Net assets acquired at fair value	$54,891	$153,814

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Notes to Pro Forma Condensed Consolidated Financial Statements

B. Hotel Revenue

Pro forma adjustments for hotel revenue are derived from the historical financial statements of our investments. The following pro forma adjustments for the three months ended March 31, 2016 and the year ended December 31, 2015 represent the hotel revenues that would have been incurred in addition to those presented in our historical financial statements, when applicable (in thousands):

	Pre-Acquisition Historical
	Three Months Ended March 31, 2016
	Other 2016 Acquisitions	San Jose Marriott
Rooms	$2,736	$9,666
Food and beverage	815	3,202
Other hotel income	49	417
	$3,600	$13,285

	Pre-Acquisition Historical
	Year Ended December 31, 2015
	2015 Acquisitions	Other 2016 Acquisitions	San Jose Marriott
Rooms	$28,052	$18,338	$30,291
Food and beverage	11,452	5,900	11,130
Other hotel income	3,506	658	1,334
	$43,010	$24,896	$42,755

C. Hotel Expenses

Pro forma adjustments for hotel expenses are derived from the historical financial statements of our investments except for those related to sales and marketing, management fees and depreciation and amortization, as illustrated below. The following pro forma adjustments for the three months ended March 31, 2016 and the year ended December 31, 2015 represent the hotel expenses that would have been incurred in addition to those presented in our historical financial statements, when applicable (in thousands):

	Pre-Acquisition Historical
	Three Months Ended March 31, 2016
	Other 2016 Acquisitions	San Jose Marriott
Rooms	$528	$2,132
Food and beverage	546	2,627
Other hotel operating expenses	47	345
General and administrative	331	849
Property taxes, insurance, rent and other	265	583
Repairs and maintenance	100	476
Utilities	133	222
	$1,950	$7,234

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Notes to Pro Forma Condensed Consolidated Financial Statements

	Pre-Acquisition Historical
	Year Ended December 31, 2015
	2015 Acquisitions	Other 2016 Acquisitions	San Jose Marriott
Rooms	$5,243	$3,714	$8,768
Food and beverage	6,256	3,929	9,344
Other hotel operating expenses	1,445	422	684
General and administrative	2,937	2,333	3,751
Property taxes, insurance, rent and other	2,009	1,596	2,330
Repairs and maintenance	1,263	711	1,705
Utilities	1,345	762	984
	$20,498	$13,467	$27,566

Adjusted Hotel Expenses

Pro forma adjustments for sales and marketing and management fees reflect expenses resulting from franchise and management agreements, respectively, entered into upon acquisition, when applicable. Pro forma adjustments for depreciation and amortization reflect depreciation and amortization of the acquired assets at fair value on a straight-line basis using the estimated useful lives of the properties (limited to 40 years for buildings and ranging generally from four years up to the remaining life of the building at the time of addition for building improvements), site improvements (generally four to 15 years) and furniture, fixtures and equipment (generally one to 12 years). The following pro forma adjustments for the three months ended March 31, 2016 and the year ended December 31, 2015 represent the hotel expenses that would have been incurred in addition to those presented in our historical financial statements, when applicable (in thousands):

	Three Months Ended March 31, 2016
	Other 2016 Acquisitions	San Jose Marriott
Sales and marketing - pre-acquisition historical	$339	$948
Sales and marketing - pro forma adjustments	—	—
Sales and marketing - pro forma results	$339	$948

Management fees - pre-acquisition historical	$104	$395
Management fees - pro forma adjustments	—	4
Management fees - pro forma results	$104	$399

Depreciation and amortization - pre-acquisition historical	$773	$951
Depreciation and amortization - pro forma adjustments	3	167
Depreciation and amortization - pro forma results	$776	$1,118

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Notes to Pro Forma Condensed Consolidated Financial Statements

	Year Ended December 31, 2015
	2015 Acquisitions	Other 2016 Acquisitions	San Jose Marriott
Sales and marketing - pre-acquisition historical	$4,589	$2,366	$3,650
Sales and marketing - pro forma adjustments	—	—	—
Sales and marketing - pro forma results	$4,589	$2,366	$3,650

Management fees - pre-acquisition historical	$1,410	$687	$1,263
Management fees - pro forma adjustments	(196)	—	20
Management fees - pro forma results	$1,214	$687	$1,283

Depreciation and amortization - pre-acquisition historical	$5,382	$3,752	$3,465
Depreciation and amortization - pro forma adjustments	80	699	1,006
Depreciation and amortization - pro forma results	$5,462	$4,451	$4,471

D. Acquisition-Related Expenses

Acquisition costs of $12.7 million and $0.4 million related to 2015 Acquisitions and Other 2016 Acquisitions, respectively, which are non-recurring in nature, are reflected in our historical consolidated statement of operations for the year ended December 31, 2015. For the three months ended March 31, 2016, acquisition costs of $4.8 million are reflected in our historical consolidated statement of operation related to Other 2016 Acquisitions. We have reflected pro forma adjustments to exclude these non-recurring charges from our pro forma condensed consolidated statement of operations.

E. Asset Management Fees

We pay our advisor an annual asset management fee equal to 0.55% of the aggregate average market value of our investments. Pro forma adjustments for such fees are reflected in the accompanying pro forma condensed consolidated statement of operations in order to reflect what the fee would have been had the acquisition of the Seattle Marriott Bellevue occurred on July 1, 2015 and our 2015 Acquisitions and the acquisition of Le Méridien Arlington and the San Jose Marriott occurred on January 1, 2015. The following pro forma adjustments for the three months ended March 31, 2016 and year ended December 31, 2015 represent incremental asset management fees that would have been incurred in addition to asset management fees presented in our historical financial statements (in thousands):

	Three Months Ended March 31, 2016
	Other 2016 Acquisitions	San Jose Marriott
Asset management fee expense - pre-acquisition historical	$—	$62
Asset management fee expense - pro forma adjustments	138	159
Asset management fee expense - pro forma results	$138	$221

	Year Ended December 31, 2015
	2015 Acquisitions	Other 2016 Acquisitions	San Jose Marriott
Asset management fee expense - pre-acquisition historical	$—	$—	$275
Asset management fee expense - pro forma adjustments	1,199	789	611
Asset management fee expense - pro forma results	$1,199	$789	$886

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Notes to Pro Forma Condensed Consolidated Financial Statements

F. Interest Expense

The following pro forma adjustments for the three months ended March 31, 2016 and year ended December 31, 2015 represent the incremental interest expense that would have been incurred in addition to the amounts presented in our historical financial statements (in thousands):

	Three Months Ended March 31, 2016
	Other 2016 Acquisitions	San Jose Marriott
Interest expense - pre-acquisition historical	$363	$532
Interest expense - pro forma adjustments	191	234
Interest expense - pro forma results	$554	$766

	Year Ended December 31, 2015
	2015 Acquisitions	Other 2016 Acquisitions	San Jose Marriott
Interest expense - pre-acquisition historical	$3,349	$1,923	$2,124
Interest expense - pro forma adjustments	1,184	1,341	981
Interest expense - pro forma results	$4,533	$3,264	$3,105

G. Equity in Earnings of Equity Method Investment in Real Estate

Under the conventional approach of accounting for equity method investments, an investor applies its percentage ownership interest to the venture’s net income to determine the investor’s share of the earnings or losses of the venture. This approach is inappropriate to use if the venture’s capital structure gives different rights and priorities to its investors. We have a priority return on our equity method investment. Therefore, we follow the hypothetical liquidation at book value method in determining our share of the venture’s earnings or losses for the reporting period as this method better reflects our claim on the venture’s book value at the end of each reporting period. Earnings for our equity method investment are recognized in accordance with the investment agreement and, where applicable, based upon the allocation of the investment’s net assets at book value as if the investment was hypothetically liquidated at the end of each reporting period.

Based upon the hypothetical liquidation at book value method, our adjustment to pro forma equity in earnings would have been $0.9 million for the year ended December 31, 2015.

H. Provision for Income Taxes

We have reflected pro forma adjustments related to our investments based upon an estimated effective tax rate, which takes into account the fact that certain activities are taxable and other activities are pass-through items for income tax purposes. The following pro forma adjustments for the three months ended March 31, 2016 and year ended December 31, 2015 reflect the incremental income tax provisions that would have been incurred, based on the new entity structure, in addition to the amounts presented in the historical financial statements, if any (in thousands):

	Three Months Ended March 31, 2016
	Other 2016 Acquisitions	San Jose Marriott
Provision for income taxes - pre-acquisition historical	$—	$—
Provision for income taxes - pro forma adjustments	47	189
Provision for income taxes - pro forma results	$47	$189

	Year Ended December 31, 2015
	2015 Acquisitions	Other 2016 Acquisitions	San Jose Marriott
Provision for income taxes - pre-acquisition historical	$—	$—	$—
Provision for income taxes - pro forma adjustments	566	314	610
Provision for income taxes - pro forma results	$566	$314	$610

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Notes to Pro Forma Condensed Consolidated Financial Statements

I. Income Attributable to Noncontrolling Interest

The pro forma adjustment to income attributable to noncontrolling interest related to CWI 1's ownership interest in the Marriott Sawgrass Golf Resort & Spa was $0.7 million for the year ended December 31, 2015.

J. Weighted Average Shares

The pro forma weighted average shares outstanding were determined as if the number of shares required to raise the funds for the acquisition of Seattle Marriott Bellevue in these pro forma condensed consolidated financial statements were issued on July 14, 2015 and any shares needed for our 2015 Acquisitions and the acquisitions of the Le Méridien Arlington and the San Jose Marriott included in these pro forma condensed consolidated financial statements were issued on January 1, 2015.

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